SATISFACTION: The debt evidenced by
this Note has been satisfied in full
this _________ day of ______________
Signed: ____________________________

                                PROMISSORY NOTE


$148,500.00                                            Raleigh, N.C.
                                                       October 15, 1992

     FOR VALUE RECEIVED the undersigned, promises to pay to Daniel David Cameron, or order, the principal sum of One hundred forty-eight thousand, five hundred DOLLARS ($148,500.00), with interest from date hereof, at the rate of eight per cent (8%) per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at the office of Daniel David Cameron, 1003 LeMond Avenue, Durham, NC 27701 or at such place as the legal holder hereof may designate in writing. It is understood and agreed that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Note and such advances will be added to the principal of this Note and will accrue interest at the above specified rate of interest from the date of advance until paid. The principal and interest shall be due and payable as follows:

          In 119 equal monthly installments of $1,801.73 commencing on the 15th day of November, 1992, and continuing on the 15th day of each successive calendar month thereafter, until the 15th day of October, 2002, when the entire remaining balance of indebtedness, principal and interest, if not sooner paid, shall be due and payable in full.

     Each installment shall, unless otherwise provided, be applied first to amounts advanced by Holder to protect the security hereof, then to late charges, then to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

     This Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of their maturity.

     In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within fifteen (15) days from the due date, or (b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to maker, then in either such event if such default is not cured within 60 days from the default date, the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon and, the prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Provided further that no notice of default under this paragraph shall be required if any prior default remains uncured. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note shall bear interest at the rate of Eighteen per cent (18%) per annum commencing fifteen (15) days after default until paid.

     All parties to this Note, including and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agrees to continue to remain bound for payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

     Upon the default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Security Agreement or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

     This Note and any payments hereunder (the "Subordinated Indebtedness") are subordinate to any other indebtedness of the maker now or hereafter outstanding ("Senior Indebtedness") as follows (i) upon the distribution of any property of the maker to creditors in connection with any dissolution, liquidation, insolvency, bankruptcy or reorganization of the maker, all holders of Senior Indebtedness shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and (ii) upon a default in the payment when due of any portion of Senior Indebtedness or any other default which permits the holders of Senior Indebtedness to accelerate the maturity thereof, the holders of any such Senior Indebtedness then due shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and until any such default shall have been cured or waived in writing, no payment shall be made on Subordinated Indebtedness. This paragraph shall constitute a continuing offer to all persons who, in reliance upon the provisions set forth herein, become or continue to be holders of Senior Indebtedness and these provisions are made for the benefit of such persons.

     This Note is to be governed and construed in accordance with the laws of the State of North Carolina.

     This Note is given for the balance of the purchase price of capital stock of Test Services, Inc., and is secured by a Security Agreement of even date herewith which creates a security interest in the property therein described.

     IN TESTIMONY WHEREOF, the maker has caused this instrument to be executed in its corporate name by its ________ President, attested by its Assistant Secretary, and its corporate seal to be hereto affixed, all by order of its Board of Directors first duly given, the day and year first above written.

(Corporate Seal)                        KENMAR BUSINESS GROUPS, INC.

                                        By: /s/ Kenneth H. Marks
                                            ------------------------------
                                                    President

ATTEST:
/s/ Denise Kranz
------------------------------
Assistant Secretary

SATISFACTION: The debt evidenced by
this Note has been satisfied in full
this _________ day of ______________
Signed: ____________________________

                                PROMISSORY NOTE


$445,500.00                                            Raleigh, N.C.
                                                       October 15, 1992

     FOR VALUE RECEIVED the undersigned, promises to pay to Lee K. Simon, or order, the principal sum of Four hundred forty-five thousand, five hundred DOLLARS ($445,500.00), with interest from date hereof, at the rate of eight per cent (8%) per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at the office of Lee K. Simon, 172 Beach Road South, Wilmington, NC 28405 or at such place as the legal holder hereof may designate in writing. It is understood and agreed that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Note and such advances will be added to the principal of this Note and will accrue interest at the above specified rate of interest from the date of advance until paid. The principal and interest shall be due and payable as follows:

          In 119 equal monthly installments of $5,405.17 commencing on the 15th day of November, 1992, and continuing on the 15th day of each successive calendar month thereafter, until the 15th day of October, 2002, when the entire remaining balance of indebtedness, principal and interest, if not sooner paid, shall be due and payable in full.

     Each installment shall, unless otherwise provided, be applied first to amounts advanced by Holder to protect the security hereof, then to late charges, then to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

     This Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of their maturity.

     In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within fifteen (15) days from the due date, or (b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to maker, then in either such event if such default is not cured within 60 days from the default date, the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon and, the prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Provided further that no notice of default under this paragraph shall be required if any prior default remains uncured. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note shall bear interest at the rate of Eighteen per cent (18%) per annum commencing fifteen (15) days after default until paid.

     All parties to this Note, including and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agrees to continue to remain bound for payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

     Upon the default the holder of this Note may employ an attorney to enforce the holder's right and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Security Agreement or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

     This Note and any payments hereunder (the "Subordinated Indebtedness") are subordinate to any other indebtedness of the maker now or hereafter outstanding ("Senior Indebtedness") as follows (i) upon the distribution of any property of the maker to creditors in connection with any dissolution, liquidation, insolvency, bankruptcy or reorganization of the maker, all holders of Senior Indebtedness shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and (ii) upon a default in the payment when due of any portion of Senior Indebtedness or any other default which permits the holders of Senior Indebtedness to accelerate the maturity thereof, the holders of any such Senior Indebtedness then due shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and until any such default shall have been cured or waived in writing, no payment shall be made on Subordinated Indebtedness. This paragraph shall constitute a continuing offer to all persons who, in reliance upon the provisions set forth herein, become or continue to be holders of Senior Indebtedness and these provisions are made for the benefit of such persons.

     This Note is to be governed and construed in accordance with the laws of the State of North Carolina.

     This Note is given for the balance of the purchase price of capital stock of Test Services, Inc., and is secured by a Security Agreement of even date herewith which creates a security interest in the property therein described.

     IN TESTIMONY WHEREOF, the maker has caused this instrument to be executed in its corporate name by its ________ President, attested by its Assistant Secretary, and its corporate seal to be hereto affixed, all by order of its Board of Directors first duly given, the day and year first above written.


(Corporate Seal)                        KENMAR BUSINESS GROUPS, INC.

                                        By: /s/ Kenneth H. Marks
                                            ------------------------------
                                                    President

ATTEST:
/s/ Denise Kranz
------------------------------
Assistant Secretary

SATISFACTION: The debt evidenced by
this Note has been satisfied in full
this _________ day of ______________
Signed: ____________________________

                                PROMISSORY NOTE


$148,500.00                                            Raleigh, N.C.
                                                       October 15, 1992

     FOR VALUE RECEIVED the undersigned, promises to pay to Joseph T. Hunt, or order, the principal sum of One hundred forty-eight thousand, five hundred DOLLARS ($148,500.00), with interest from date hereof, at the rate of eight per cent (8%) per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at the office of Joseph T. Hunt, 209 Barnick Way, Knightdale, NC 27545 or at such place as the legal holder hereof may designate in writing. It is understood and agreed that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Note and such advances will be added to the principal of this Note and will accrue interest at the above specified rate of interest from the date of advance until paid. The principal and interest shall be due and payable as follows:

          In 119 equal monthly installments of $1,801.73 commencing on the 15th day of November, 1992, and continuing on the 15th day of each successive calendar month thereafter, until the 15th day of October, 2002, when the entire remaining balance of indebtedness, principal and interest, if not sooner paid, shall be due and payable in full.

     Each installment shall, unless otherwise provided, be applied first to amounts advanced by Holder to protect the security hereof, then to late charges, then to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

     This Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of their maturity.

     In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within fifteen (15) days from the due date, or (b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to maker, then in either such event if such default is not cured within 60 days from the default date, the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon and, the prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Provided further that no notice of default under this paragraph shall be required if any prior default remains uncured. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note shall bear interest at the rate of Eighteen per cent (18%) per annum commencing fifteen (15) days after default until paid.

     All parties to this Note, including and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agrees to continue to remain bound for payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

     Upon the default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Security Agreement or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

     This Note and any payments hereunder (the "Subordinated Indebtedness") are subordinate to any other indebtedness of the maker now or hereafter outstanding ("Senior Indebtedness") as follows (i) upon the distribution of any property of the maker to creditors in connection with any dissolution, liquidation, insolvency, bankruptcy or reorganization of the maker, all holders of Senior Indebtedness shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and (ii) upon a default in the payment when due of any portion of Senior Indebtedness or any other default which permits the holders of Senior Indebtedness to accelerate the maturity thereof, the holders of any such Senior Indebtedness then due shall first be paid in full in cash before any payment is made on Subordinated Indebtedness and until any such default shall have been cured or waived in writing, no payment shall be made on Subordinated Indebtedness. This paragraph shall constitute a continuing offer to all persons who, in reliance upon the provisions set forth herein, become or continue to be holders of Senior Indebtedness and these provisions are made for the benefit of such persons.

     This Note is to be governed and construed in accordance with the laws of the State of North Carolina.

     This Note is given for the balance of the purchase price of capital stock of Test Services, Inc., and is secured by a Security Agreement of even date herewith which creates a security interest in the property therein described.

     IN TESTIMONY WHEREOF, the maker has caused this instrument to be executed in its corporate name by its ________ President, attested by its Assistant Secretary, and its corporate seal to be hereto affixed, all by order of its Board of Directors first duly given, the day and year first above written.

(Corporate Seal)                        KENMAR BUSINESS GROUPS, INC.

                                        By: /s/ Kenneth H. Marks
                                            ------------------------------
                                                    President

ATTEST:
/s/ Denise Kranz
------------------------------
Assistant Secretary

                                       2